UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  February 13, 2013

Anaren, Inc.
(Exact name of registrant as specified in its charter)

New York	000-06620	16-0928561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6635 Kirkville Road, East Syracuse, New York	13057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (315) 432-8909

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2013, the Board approved an amendment to the Company’s Amended and Restated By-laws (the “Amendment”) intended to enhance the Company’s corporate governance policy.  The Amendment implements a majority voting standard and eliminates plurality voting in the election of directors.  A copy of the Amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

More specifically, the amendment to Article III, Section 1(b) of the Company’s Amended and Restated By-laws, which became effective immediately, removes the provisions related to plurality voting in uncontested director elections.  A plurality voting standard will be retained for contested elections, that is, when the number of director nominees exceeds the number of Board seats up for election.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

3.2	Second Amended and Restated By-laws of Anaren, Inc. (as of February 13, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: February 20, 2013	ANAREN, INC.

	By:	/s/ Lawrence A. Sala
	Name:	Lawrence A. Sala
	Title:	President and Chief Executive Officer